EXHIBT 10.6

                                ESCROW AGREEMENT
                                ----------------

     THIS  ESCROW  AGREEMENT  (this  "Agreement") is made and entered into as of
                                      ---------
November  ___, 2005 NS8 CORPORATION, a Delaware corporation (the "Company"); the
                                                                  -------
Buyer(s) listed on the Securities Purchase Agreement, dated the date hereof (also referred to as the "Investor(s)"), and DAVID GONZALEZ, ESQ., as Escrow
                              -----------
Agent  hereunder  (the  "Escrow  Agent").
                         -------------

                                   BACKGROUND
                                   ----------

     WHEREAS, the Company and the Investor(s) have entered into a Securities Purchase Agreement (the "Securities Purchase Agreement"), dated as of the date
                           -----------------------------
hereof, pursuant to which the Company proposes to sell secured convertible debentures (the "Convertible Debentures") which shall be convertible into the
                   -----------------------
Company's  Common Stock, par value $0.0001 per share (the "Common Stock"), for a
                                                           ------------
total purchase price of up to Three Million One Hundred Sixty Three Thousand Four Hundred Thirty Dollars ($3,163,430). The Securities Purchase Agreement provides that the Investor(s) shall deposit the purchase amount in a segregated escrow account to be held by Escrow Agent in order to effectuate a disbursement to the Company at a closing to be held as set forth in the Securities Purchase Agreement (the "Closing").
                  -------

     WHEREAS,  the  Company  intends  to  sell  Convertible  Securities  (the
"Offering").
 --------

     WHEREAS, Escrow Agent has agreed to accept, hold, and disburse the funds deposited with it in accordance with the terms of this Agreement.

     WHEREAS, in order to establish the escrow of funds and to effect the provisions of the Securities Purchase Agreement, the parties hereto have entered into this Agreement.

     NOW THEREFORE, in consideration of the foregoing, it is hereby agreed as follows:

     1.     Definitions.  The  following terms shall have the following meanings
            -----------
when  used  herein:

     a.     "Escrow  Funds"  shall  mean  the  funds deposited with Escrow Agent
             -------------
pursuant  to  this  Agreement.

     b.     "Joint Written Direction" shall mean a written direction executed by
             -----------------------
the Investor(s) and the Company directing Escrow Agent to disburse all or a portion of the Escrow Funds or to take or refrain from taking any action pursuant to this Agreement.

     c.     "Escrow  Period"  shall  begin with the commencement of the Offering
             --------------
and  shall  terminate  upon  the  earlier  to  occur  of  the  following  dates:

     (i) The date upon which Escrow Agent confirms that it has received in the Escrow Account all of the proceeds of the sale of the Convertible Debentures;


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

     (ii) The expiration of twenty (20) days from the date of commencement of the Offering (unless extended by mutual written agreement between the Company and the Investor(s) with a copy of such extension to Escrow Agent); or

     (iii) The date upon which a determination is made by the Company and the Investor(s) to terminate the Offering prior to the sale of all the Convertible Debentures.

     During the Escrow Period, the Company and the Investor(s) are aware that they are not entitled to any funds received into escrow and no amounts deposited in the Escrow Account shall become the property of the Company or the Investor(s) or any other entity, or be subject to the debts of the Company or the Investor(s) or any other entity.

     2.     Appointment  of and Acceptance by Escrow Agent.  The Investor(s) and
            ----------------------------------------------
the Company hereby appoint Escrow Agent to serve as Escrow Agent hereunder. Escrow Agent hereby accepts such appointment and, upon receipt by wire transfer of the Escrow Funds in accordance with Section 3 below, agrees to hold, invest and disburse the Escrow Funds in accordance with this Agreement.

     a. The Company hereby acknowledges that the Escrow Agent is general counsel to the Investor(s), a partner in the general partner of the Investor(s), and counsel to the Investor(s) in connection with the transactions contemplated and referred herein. The Company agrees that in the event of any dispute arising in connection with this Escrow Agreement or otherwise in connection with any transaction or agreement contemplated and referred herein, the Escrow Agent shall be permitted to continue to represent the Investor(s) and the Company will not seek to disqualify such counsel.

     3.     Creation  of  Escrow  Funds.  On  or  prior  to  the  date  of  the
            ---------------------------
commencement of the Offering, the parties shall establish an escrow account with the Escrow Agent, which escrow account shall be entitled as follows: NS8 Corporation/Cornell Capital Partners, LP Escrow Account for the deposit of the Escrow Funds. The Investor(s) will instruct subscribers to wire funds to the account of the Escrow Agent as follows:

Bank:                   Wachovia,  N.A.  of  New  Jersey
Routing  #:             031201467
Account  #:             2000014931134
Name  on  Account:      David  Gonzalez  Attorney  Trust  Account
Name  on  Sub-Account:  NS8  Corporation/Cornell  Capital Partners, LP Escrow
Account

     4.     Deposits  into the Escrow Account.  The Investor(s) agrees that they
            ---------------------------------
shall promptly deliver funds for the payment of the Convertible Debentures to Escrow Agent for deposit in the Escrow Account.


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

     5.     Disbursements  from  the  Escrow  Account.
            -----------------------------------------

     a. The Escrow Agent will continue to hold such funds until Cornell Capital Partners, LP on behalf of the Investor(s) and Company execute a Joint
Written Direction directing the Escrow Agent to disburse the Escrow Funds pursuant to Joint Written Direction signed by the Company and the Investor(s). In disbursing such funds, Escrow Agent is authorized to rely upon such Joint Written Direction from the Company and the Investor(s) and may accept any signatory from the Company listed on the signature page to this Agreement and any signature from the Investor(s) that the Escrow Agent already has on file.

     b. In the event Escrow Agent does not receive the amount of the Escrow Funds from the Investor(s), Escrow Agent shall notify the Company and the Investor(s). Upon receipt of payment instructions from the Company, Escrow Agent shall refund to each subscriber without interest the amount received from each Investor(s), without deduction, penalty, or expense to the subscriber. The purchase money returned to each subscriber shall be free and clear of any and all claims of the Company, the Investor(s) or any of their creditors.

     c. In the event Escrow Agent does receive the amount of the Escrow Funds prior to expiration of the Escrow Period, in no event will the Escrow Funds be released to the Company until such amount is received by Escrow Agent in collected funds. For purposes of this Agreement, the term "collected funds" shall mean all funds received by Escrow Agent which have cleared normal banking channels and are in the form of cash.

     6.     Collection  Procedure.  Escrow Agent is hereby authorized to deposit
            ---------------------
the  proceeds  of  each  wire  in  the  Escrow  Account.

     7.     Suspension of Performance: Disbursement Into Court.  If at any time,
            --------------------------------------------------
there shall exist any dispute between the Company and the Investor(s) with respect to holding or disposition of any portion of the Escrow Funds or any other obligations of Escrow Agent hereunder, or if at any time Escrow Agent is unable to determine, to Escrow Agent's sole satisfaction, the proper disposition of any portion of the Escrow Funds or Escrow Agent's proper actions with respect to its obligations hereunder, or if the parties have not within thirty (30) days of the furnishing by Escrow Agent of a notice of resignation pursuant to Section 9 hereof, appointed a successor Escrow Agent to act hereunder, then Escrow Agent may, in its sole discretion, take either or both of the following actions:

     a. suspend the performance of any of its obligations (including without limitation any disbursement obligations) under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor Escrow Agent shall be appointed (as the case may be); provided however, Escrow Agent shall continue to invest the Escrow Funds in accordance with Section 8 hereof; and/or

     b. petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in any venue convenient to Escrow Agent, for instructions with respect to such dispute or uncertainty, and to the extent required by law, pay into such court, for holding and disposition in accordance with the instructions of such court, all funds held by it in the Escrow Funds, after deduction and payment to Escrow Agent of all fees


                                      EX-86
and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by Escrow Agent in connection with performance of its duties and the exercise of its rights hereunder.

     c. Escrow Agent shall have no liability to the Company, the Investor(s), or any person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in the Escrow Funds or any delay in with respect to any other action required or requested of Escrow Agent.

     8.     Investment  of  Escrow Funds.  Escrow Agent shall deposit the Escrow
            ----------------------------
Funds  in  a  non-interest  bearing  account.

     If Escrow Agent has not received a Joint Written Direction at any time that an investment decision must be made, Escrow Agent shall maintain the Escrow Funds, or such portion thereof, as to which no Joint Written Direction has been received, in a non-interest bearing account.

     9.     Resignation  and  Removal  of Escrow Agent.  Escrow Agent may resign
            ------------------------------------------
from the performance of its duties hereunder at any time by giving thirty (30) days' prior written notice to the parties or may be removed, with or without cause, by the parties, acting jointly, by furnishing a Joint Written Direction to Escrow Agent, at any time by the giving of ten (10) days' prior written notice to Escrow Agent as provided herein below. Upon any such notice of resignation or removal, the representatives of the Investor(s) and the Company identified in Sections 13a.(iv) and 13b.(iv), below, jointly shall appoint a successor Escrow Agent hereunder, which shall be a commercial bank, trust company or other financial institution with a combined capital and surplus in excess of $10,000,000.00. Upon the acceptance in writing of any appointment of Escrow Agent hereunder by a successor Escrow Agent, such successor Escrow Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Escrow Agreement, but shall not be discharged from any liability for actions taken as Escrow Agent hereunder prior to such succession. After any retiring Escrow Agent's resignation or removal, the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Escrow Agreement. The retiring Escrow Agent shall transmit all records pertaining to the Escrow Funds and shall pay all funds held by it in the Escrow Funds to the successor Escrow Agent, after making copies of such records as the retiring Escrow Agent deems advisable and after deduction and payment to the retiring Escrow Agent of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by the retiring Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder.

     10.     Liability  of  Escrow  Agent.
             ----------------------------

     a. Escrow Agent shall have no liability or obligation with respect to the Escrow Funds except for Escrow Agent's willful misconduct or gross negligence. Escrow Agent's sole responsibility shall be for the safekeeping, investment, and disbursement of the Escrow Funds in accordance with the terms of


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

this Agreement. Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice or any fact or circumstance not specifically set forth herein. Escrow Agent may rely upon any instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained herein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and conform to the provisions of this Agreement. In no event shall Escrow Agent be liable for incidental, indirect, special, and consequential or punitive damages. Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Funds, any account in which Escrow Funds are deposited, this Agreement or the Purchase Agreement, or to appear in, prosecute or defend any such legal action or proceeding. Escrow Agent may consult legal counsel selected by it in any event of any dispute or question as to construction of any of the provisions hereof or of any other agreement or its duties hereunder, or relating to any dispute involving any party hereto, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instructions of such counsel. The Company and the Investor(s) jointly and severally shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.

     b. Escrow Agent is hereby authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Escrow Funds, without determination by Escrow Agent of such court's jurisdiction in the matter. If any portion of the Escrow Funds is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in any case any order judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ judgment or decree which it is advised by legal counsel selected by it, binding upon it, without the need for appeal or other action; and if Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

     11.     Indemnification  of  Escrow Agent.  From and at all times after the
             ---------------------------------
date of this Agreement, the parties jointly and severally, shall, to the fullest extent permitted by law and to the extent provided herein, indemnify and hold harmless Escrow Agent and each director, officer, employee, attorney, agent and affiliate of Escrow Agent (collectively, the "Indemnified Parties") against any
                                               -------------------
and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorney's fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action, or proceeding (including any inquiry or investigation) by any person, including without limitation the parties to this Agreement, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Agreement or any transaction contemplated herein, whether or not any such Indemnified Party is a party to any such action or proceeding,


                                      EX-88
suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted from the gross negligence or willful misconduct of such Indemnified Party. If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify the Company and the Investor(s) hereunder in writing, and the Investor(s) and the Company shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate and to participate in the defense thereof, and the fees and expenses of such counsel shall be paid by such Indemnified Party, except that the Investor(s) and/or the Company shall be required to pay such fees and expense if
(a) the Investor(s) or the Company agree to pay such fees and expenses, or (b) the Investor(s) and/or the Company shall fail to assume the defense of such action or proceeding or shall fail, in the sole discretion of such Indemnified Party, to employ counsel reasonably satisfactory to the Indemnified Party in any such action or proceeding, (c) the Investor(s) and the Company are the plaintiff in any such action or proceeding or (d) the named or potential parties to any such action or proceeding (including any potentially impleaded parties) include both the Indemnified Party, the Company and/or the Investor(s) and the Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company or the Investor(s). The Investor(s) and the Company shall be jointly and severally liable to pay fees and expenses of counsel pursuant to the preceding sentence, except that any obligation to pay under clause (a) shall apply only to the party so agreeing. All such fees and expenses payable by the Company and/or the Investor(s) pursuant to the foregoing sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim. The obligations of the parties under this section shall survive any termination of this Agreement, and resignation or removal of the Escrow Agent shall be independent of any obligation of Escrow Agent.

     The parties agree that neither payment by the Company or the Investor(s) of any claim by Escrow Agent for indemnification hereunder shall impair, limit, modify, or affect, as between the Investor(s) and the Company, the respective rights and obligations of Investor(s), on the one hand, and the Company, on the other hand.

     12.     Expenses  of  Escrow  Agent.  Except as set forth in Section 11 the
             ---------------------------
Company shall reimburse Escrow Agent for all of its reasonable out-of-pocket expenses, including attorneys' fees, travel expenses, telephone and facsimile transmission costs, postage (including express mail and overnight delivery charges), copying charges and the like. All of the compensation and reimbursement obligations set forth in this Section shall be payable by the Company, upon demand by Escrow Agent. The obligations of the Company under this Section shall survive any termination of this Agreement and the resignation or removal of Escrow Agent.

     13.     Warranties.
             ----------

     a. The Investor(s) makes the following representations and warranties to Escrow Agent:


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

     (i) The Investor(s) has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

     (ii) This Agreement has been duly approved by all necessary action of the Investor(s), including any necessary approval of the limited partner of the Investor(s) or necessary corporate approval, as applicable, has been executed by duly authorized officers of the Investor(s), enforceable in accordance with its terms.

     (iii) The execution, delivery, and performance of the Investor(s) of this Agreement will not violate, conflict with, or cause a default under any agreement of limited partnership of Investor(s) or the articles of incorporation or bylaws of the Investor(s) (as applicable), any applicable law or regulation, any court order or administrative ruling or degree to which the Investor(s) is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement.

     (iv) Mark Angelo has been duly appointed to act as the representative of the Investor(s) hereunder and has full power and authority to execute, deliver, and perform this Escrow Agreement, to execute and deliver any Joint Written Direction, to amend, modify, or waive any provision of this Agreement, and to take any and all other actions as the Investor(s)'s representative under this Agreement, all without further consent or direction form, or notice to, the Investor(s) or any other party.

     (v) No party other than the parties hereto and the Investor(s)s have, or shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

     (vi) All of the representations and warranties of the Investor(s) contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Funds.

     b. The Company makes the following representations and warranties to the Escrow Agent:

     (i) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

     (ii) This Agreement has been duly approved by all necessary corporate action of the Company, including any necessary shareholder approval, has been executed by duly authorized officers of the Company, enforceable in accordance with its terms.

     (iii) The execution, delivery, and performance by the Company of this Agreement is in accordance with the Securities Purchase Agreement and will not violate, conflict with, or cause a default under the certificate of incorporation or bylaws of the Company, any applicable law or regulation, any court order or administrative ruling or decree to which the Company is a party or any of its property is subject, or any agreement, contract, indenture, or


                                      EX-90
other binding arrangement, including without limitation to the Securities Purchase Agreement, to which the Company is a party.

     (iv) Anthony Alda has been duly appointed to act as the representative of the Company hereunder and has full power and authority to execute, deliver, and perform this Agreement, to execute and deliver any Joint Written Direction, to amend, modify or waive any provision of this Agreement and to take all other actions as the Company's Representative under this Agreement, all without further consent or direction from, or notice to, the Company or any other party.

     (v) No party other than the parties hereto and the Investor(s)s have, or shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

     (vi) All of the representations and warranties of the Company contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Funds.

     14.     Consent  to  Jurisdiction  and  Venue.  In the event that any party
             -------------------------------------
hereto commences a lawsuit or other proceeding relating to or arising from this Agreement, the parties hereto agree that the United States District Court for the District of New Jersey shall have the sole and exclusive jurisdiction over any such proceeding. If all such courts lack federal subject matter jurisdiction, the parties agree that the Superior Court Division of New Jersey, Chancery Division of Hudson County shall have sole and exclusive jurisdiction. Any of these courts shall be proper venue for any such lawsuit or judicial proceeding and the parties hereto waive any objection to such venue. The parties hereto consent to and agree to submit to the jurisdiction of any of the courts specified herein and agree to accept the service of process to vest personal jurisdiction over them in any of these courts.

     15.     Notice.  All notices and other communications hereunder shall be in
             ------
writing and shall be deemed to have been validly served, given or delivered five
(5) days after deposit in the United States mails, by certified mail with return receipt requested and postage prepaid, when delivered personally, one (1) day delivered to any overnight courier, or when transmitted by facsimile transmission and upon confirmation of receipt and addressed to the party to be notified as follows:
If  to  Investor(s),  to:     Cornell  Capital  Partners,  LP
                              101  Hudson  Street  -  Suite  3700
                              Jersey  City,  NJ  07302
                              Attention:  Mark  Angelo
                              Portfolio  Manager
                              Telephone:  (201)  985-8300
                              Facsimile:   (201)  985-8266


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

If  to  Escrow  Agent,  to:   David  Gonzalez,  Esq.
                              101  Hudson  Street  -  Suite  3700
                              Jersey  City,  NJ  07302
                              Telephone:  (201)  985-8300
                              Facsimile:  (201)  985-8266

If  to  the  Company,  to:    NS8  Corporation
                              600  University  Street  -  Suite  1525
                              Seattle,  WA  98101
                              Attention:  Anthony  Alda
                              Telephone:  (604)  677-6994
                              Facsimile:  (604)  677-7011

With  a  copy  to:            McGuireWoods,  LLP
                              1345  Avenue  of  the  Americas
                              New  York,  NY  10105
                              Attention:  Louis  W.  Zehil,  Esq.
                              Telephone:  (212)  548-2138
                              Facsimile:  (212)  680-2175

Or  to such other address as each party may designate for itself by like notice.

     16.     Amendments  or  Waiver.  This  Agreement  may  be  changed, waived,
             ----------------------
discharged or terminated only by a writing signed by the parties hereto. No delay or omission by any party in exercising any right with respect hereto shall operate as waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

     17.     Severability.  To  the  extent  any  provision of this Agreement is
             ------------
prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition, or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     18.     Governing  Law.  This  Agreement shall be construed and interpreted
             --------------
in accordance with the internal laws of the State of New Jersey without giving effect to the conflict of laws principles thereof.

     19.     Entire  Agreement.  This Agreement constitutes the entire Agreement
             -----------------
between the parties relating to the holding, investment, and disbursement of the Escrow Funds and sets forth in their entirety the obligations and duties of the Escrow Agent with respect to the Escrow Funds.

     20.     Binding  Effect.  All  of  the  terms of this Agreement, as amended
             ---------------
from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective heirs, successors and assigns of the Investor(s), the Company, or the Escrow Agent.


                                      EX-92

     21.     Execution  of  Counterparts.  This  Agreement and any Joint Written
             ---------------------------
Direction may be executed in counter parts, which when so executed shall constitute one and same agreement or direction.

     22.     Termination.  Upon  the  first  to occur of the disbursement of all
             -----------
amounts in the Escrow Funds pursuant to Joint Written Directions or the disbursement of all amounts in the Escrow Funds into court pursuant to Section 7 hereof, this Agreement shall terminate and Escrow Agent shall have no further obligation or liability whatsoever with respect to this Agreement or the Escrow Funds.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


                                      EX-93

     IN WITNESS WHEREOF the parties have hereunto set their hands and seals the day and year above set forth.

                                                    NS8  Corporation

                                                    By:  /s/ Anthony Alda
                                                         -----------------
                                                    Name: Anthony Alda
                                                    Title: CEO


                                                    Cornell Capital Partners, LP

                                                    By: Yorkville Advisors, LLC
                                                    Its: General Partner

                                                    By: /s/ Mark Angelo
                                                        ---------------
                                                    Name: Mark Angelo
                                                    Title: Portfolio Manager


                                                    Escrow Agent

                                                    By: /s/ David Gonzalez, Esq.
                                                        ------------------------
                                                    Name: David Gonzalez, Esq.


                                      EX-94